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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JUNE 18, 2002


                                SOLUTIA INC.

           (Exact name of Registrant as specified in its charter)


    DELAWARE                        001-13255                      43-1781797

(State or other             (Commission File Number)            (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                      Number)


575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
(Address of principal executive offices)                           (Zip Code)


                               (314) 674-1000

            (Registrant's telephone number, including area code)


                                     N/A

        (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS

                  On June 18, 2002, pursuant to Rule 135c under the Securities Act of 1933, Solutia Inc. announced that it is pursuing a $250 million private placement of senior secured notes (the "Notes"). A copy of the Company's press release relating to the private placement of the Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit No.                         Description
         -----------                         -----------

            99.1 Press Release, dated June 18, 2002, announcing that the Company is pursuing a private placement of $250 million of Notes








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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SOLUTIA INC.,
                                         a Delaware corporation


Date: June 18, 2002                      By: /s/ Karen L. Knopf
                                             ----------------------------------
                                         Name:  Karen L. Knopf
                                         Title: Assistant Secretary






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